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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 18, 1999


                          CITIZENS BANKING CORPORATION
             (Exact name of Registrant as specified in its charter)



       Michigan                          0-10535                38-2378932
(State or other jurisdiction of     (Commission File           (IRS Employer
     incorporation)                      Number)             Identification No.)




                  328 S. Saginaw Street, Flint, Michigan 48502
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (810) 766-7500



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  OTHER EVENTS

         On April 18, 1999, Citizens Banking Corporation ("Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and between the Registrant and F&M Bancorporation, Inc. ("F&M"). Pursuant to the Merger Agreement, F&M will merge with and into the Registrant (the "Merger"), with the Registrant being the surviving corporation. On the effective date of the Merger, each share of F&M common stock issued and outstanding will be converted into the right to receive 1.303 shares of the Registrant's common stock. The parties intend that the merger qualify for tax-free reorganization treatment and pooling of interests accounting.

         In order to facilitate the acquisition of F&M pursuant to the Merger Agreement, the Registrant and F&M also entered into a Stock Option Agreement on April 18, 1999, pursuant to which F&M granted the Registrant an option to acquire up to 3,097,908 shares of F&M's common stock, subject to certain terms and conditions. This option is exercisable at $35.55 per share.

         The Merger is subject to certain conditions set forth in the Merger Agreement, including, but not limited to, regulatory and shareholder approvals and the satisfactory completion of a due diligence review by the Registrant of F&M's loan portfolio.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired. Not Applicable.

         (b)      Pro Forma Financial Information.  Not Applicable.

         (c)      Exhibits:

                  Ex. No.           Description

                    2.1 Agreement and Plan of Merger, dated as of April 18, 1999, by and between Citizens Banking Corporation and F&M Bancorporation, Inc.

                    2.2 Stock Option Agreement, dated as of April 18, 1999, by and between Citizens Banking Corporation and F&M Bancorporation, Inc.

                    99.1            Press Release, dated April 19, 1999.

The discussions of the potential future transaction, and the timing thereof, in this report are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Those forward-looking statements are subject to various risks and uncertainties which could cause actual results to differ materially from those anticipated. In particular, the timing and occurrence, or non-occurrence, of conditions to the transaction will affect these statements. Neither the completion of the transaction nor its timing can be assured nor can there be any assurance that any benefits of the transaction will be realized. In addition, the Company's periodic filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 1998, discuss a number of other factors which may affect the Registrants future operations. Readers are urged to consider these factors carefully in evaluating the forward-looking statements.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   CITIZENS BANKING CORPORATION


                                                   /s/ Thomas W. Gallagher
                                                   -----------------------------
Dated:  April 27, 1999                             Thomas W. Gallagher
                                                   Senior Vice President,
                                                   General Counsel and Secretary
















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                                  EXHIBIT INDEX



Ex. No.           Description
-------           -----------

   2.1 Agreement and Plan of Merger, dated as of April 18, 1999, by and among Citizens Banking Corporation and F&M Bancorporation, Inc.

   2.2 Option Agreement, dated as of April 18, 1999, by and between Citizens Banking Corporation and F&M Bancorporation, Inc.

   99.1           Press Release, dated April 19, 1999.